SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2007

WORLDSPACE, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF DELAWARE	000-51466	52-1732881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8515 Georgia Avenue, Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

(301) 960-1200

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 1, 2007, WorldSpace, Inc. (the “Company”) entered into an Amendment, Redemption and Exchange Agreement (each an “Exchange Agreement” and collectively, the “Exchange Agreements”) with each of the four holders (the “Investors”) of its existing 5% convertible notes due December 30, 2014 (the “Existing Notes”). Pursuant to the Exchange Agreements, effective June 1, 2007, the Company redeemed $50 million aggregate principal amount of the Existing Notes for cash and exchanged the remaining $105 million aggregate principal amount of the Existing Notes for the following: (a) senior first lien notes (“Bridge Loan Notes”) in the aggregate principal amount of $45 million, (b) amended and restated convertible notes in the aggregate principal amount of $60 million (the “Amended and Restated Convertible Notes”), and (c) warrants to acquire an aggregate amount of 2,647,059 shares of Class A Common Stock of the Company (the “Warrants”). Concurrently with the closing of the transaction, the Company paid all accrued and unpaid interest on the Existing Notes in cash. Forms of the Exchange Agreement, the Amended and Restated Convertible Notes, the Bridge Loan Notes and the Warrants are attached hereto as Exhibits 99.1-99.4.

The aggregate amounts of the Bridge Loan Notes, the Amended and Restated Convertible Notes and the Warrants were allocated among the Investors on a pro rata basis in accordance with their percentage ownership interest of the Existing Notes:

Investor	Aggregate Principal Amount of Amended and Restated Convertible Notes	Aggregate Principal Amount of Bridge Notes	Number of Warrant Shares	Cash Redemption Amount Paid
Highbridge International LLC	$21,290,000	$15,967,000	932,279	$18,210,123.29
OZ Master Fund, Ltd.	$5,806,000	$4,354,000	256,167	$4,967,397.26
AG Offshore Convertibles, Ltd.	$4,645,000	$3,483,000	204,934	$3,973,917.82
Citadel Equity Fund Ltd.	$28,258,000	$21,193,000	1,246,679	$24,169,000

The Bridge Loan Notes bear interest at LIBOR plus 6.5%, per annum payable quarterly and have a three year term through May 31, 2010. They are repayable in the aggregate amounts of $27.5 million on June 1, 2008 and $17.5 million on May 31, 2010. The Company is required to prepay the Bridge Loan Notes from any new equity or debt financing, certain excess cash flow or the cash proceeds of asset sales and casualty events, subject to stipulated exceptions. The Company may redeem the Bridge Loan Notes at any time, subject to a 102% redemption premium if the redemption occurs prior to June 2, 2008 and a 101% redemption premium if the redemption occurs between June 2, 2008 and June 1, 2009. The Bridge Loan Notes are secured by a first priority security interest in the assets of the Company and its subsidiaries pursuant to a First Lien Pledge and Security Agreement between the Company, the Guarantors (as defined below), the Investors and The Bank of New York, as the First Lien Collateral Agent (the “First Lien Security Agreement”). The Bridge Loan Notes are guaranteed by WorldSpace Systems Corporation, WorldSpace Satellite Company Ltd., AsiaSpace Limited and AfriSpace, Inc., each a direct subsidiary of the Company (each a “Guarantor” and collectively, the “Guarantors”) pursuant to a

First Lien Guaranty between the Guarantors, the Investors and the First Lien Collateral Agent (the “First Lien Guaranty”). The Bridge Loan Notes are subject to events of default customary for a secured financing. Copies of the First Lien Security Agreement and the First Lien Guaranty are attached hereto as Exhibits 99.6 and 99.9.

The Amended and Restated Convertible Notes bear interest at 8.0%, per annum payable quarterly. The Amended and Restated Convertible Notes have a three year term through May 31, 2010. They are convertible into shares of Class A Common Stock at a conversion price of $4.25 per share, subject to customary anti-dilution adjustments. The Company may redeem the Notes at 100% of the principal amount, plus any accrued and unpaid interest, beginning June 1, 2009, provided the market price of the Class A Common Stock is at least 200% of the then applicable conversion price for 10 consecutive trading days prior to the redemption. The Amended and Restated Convertible Notes are secured by a second priority security interest in the assets of the Company and its subsidiaries pursuant to a Second Lien Pledge and Security Agreement between the Company, the Guarantors, the Investors and The Bank of New York, as the Second Lien Collateral Agent (the “Second Lien Security Agreement”). The Amended and Restated Convertible Notes are guaranteed by the Guarantors pursuant to a Second Lien Guaranty between the Guarantors, the Investors and the Second Lien Collateral Agent (the “Second Lien Guaranty”). The Amended and Restated Convertible Notes are subject to events of default customary for convertible securities and for a secured financing. Copies of the Second Lien Security Agreement and the Second Lien Guaranty are attached hereto as Exhibit 99.7 and 99.10. The relative rights and responsibilities of the first lien secured party and the first lien collateral agent, on one hand, and the second lien secured parties and the second lien collateral agent, on the other hand, are set out in an Intercreditor Agreement among the Company, the Guarantors and The Bank of New York, as First Lien Collateral Agent and Second Lien Collateral Agent, a copy of which agreement is attached hereto as Exhibit 99.8.

The Warrants grant the holders the right to acquire shares of Class A Common Stock at $4.25 per share, subject to customary anti-dilution adjustments. In connection with this refinancing, the Company and the Investors entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to register the shares of Class A Common Stock issuable to the Investors upon the exercise of the Warrants (the “Warrant Shares”) on a shelf registration statement on Form S-3. The registration rights granted under the Registration Rights Agreement are subject to customary exceptions and qualifications and compliance with certain registration procedures. A copy of the Registration Rights Agreement is attached hereto as Exhibit 99.5.

Under the terms of the Bridge Loan Notes and the Amended and Restated Convertible Notes, the Company is permitted to incur secured indebtedness of up to $105 million (less any amounts outstanding under the Bridge Loan Notes) of senior secured first priority indebtedness and up to $100 million (less any amounts outstanding under the Amended and Restated Convertible Notes) of senior secured second priority indebtedness which is pari passu with the Amended and Restated Convertible Notes. The Company may borrow unlimited unsecured debt, as long as such debt has a maturity date that is at least 91 days after the maturity date of the Amended and Restated Convertible Notes and pays cash interest at a rate of no more than 12% per annum. The Company is not permitted to make any mandatory or optional prepayment on debt (other than permitted first priority secured debt) while the Amended and Restated Convertible Notes are outstanding.

The foregoing descriptions do not purport to be a complete description of the terms of the documents, and this description is qualified in its entirety by the terms of the definitive documents or forms thereof which are attached as exhibits to this Current Report on Form 8-K, and which are incorporated by reference.

A press release dated June 4, 2007 describing the completion of the refinancing transaction is attached to this Form 8-K as Exhibit 99.11.

Item 1.02	Termination of a Material Definitive Agreement

The description of the redemption and exchange of the Existing Notes is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 1.02.

Items 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the issuance and terms of the Bridge Loan Notes, the Amended and Restated Convertible Notes and the Warrants and the entering into of the related security arrangements under the security documents is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The description of the issuance and terms of the Bridge Loan Notes, the Amended and Restated Convertible Notes and the Warrants and the entering into of the related arrangement and agreements is set forth above in Item 1.01 and is hereby incorporated by reference into this Item 3.02.

The issuance of the Bridge Loan Notes, the Amended and Restated Convertible Notes and the Warrants was done in reliance on Section 3(a)(9) of the Securities Act of 1933, as amended. As discussed above, the Warrant Shares are entitled to certain registration rights pursuant to the Registration Rights Agreement.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	The following exhibits are filed as part of this report:

99.1	Form of Amendment, Redemption and Exchange Agreement among the Company, each of the Guarantors and the Investor named therein

99.2	Form of Amended and Restated Secured Convertible Note

99.3	Form of Bridge Loan Note

99.4	Form of Warrant

99.5	Registration Rights Agreement, dated as of June 1, 2007, among the Company and the Investors

99.6	First Lien Pledge and Security Agreement, dated as of June 1, 2007, among the Company, the Guarantors and The Bank of New York, as Collateral Agent

99.7	Second Lien Pledge and Security Agreement, dated as of June 1, 2007, among the Company, the Guarantors and The Bank of New York, as Collateral Agent

99.8	Intercreditor Agreement, dated as of June 1, 2007, among the Company, the Guarantors, The Bank of New York, as First Lien Collateral Agent, and The Bank of New York, as Second Lien Collateral Agent

99.9	First Lien Guaranty, dated as of June 1, 2007, among the Guarantors and The Bank of New York, as Collateral Agent

99.10	Second Lien Guaranty, dated as of June 1, 2007, among the Guarantors and The Bank of New York, as Collateral Agent

99.11	Press release of the Company dated June 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2007

WORLDSPACE, INC. (Registrant)

By:	/s/ Donald J. Frickel
	Name:	Donald J. Frickel
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Form of Amendment, Redemption and Exchange Agreement among the Company, each of the Guarantors and the Investor named therein

99.2	Form of Amended and Restated Secured Convertible Note

99.3	Form of Bridge Loan Note

99.4	Form of Warrant

99.5	Registration Rights Agreement, dated as of June 1, 2007, among the Company and the Investors

99.6	First Lien Pledge and Security Agreement, dated as of June 1, 2007, among the Company, the Guarantors and The Bank of New York, as Collateral Agent

99.7	Second Lien Pledge and Security Agreement, dated as of June 1, 2007, among the Company, the Guarantors and The Bank of New York, as Collateral Agent

99.8	Intercreditor Agreement, dated as of June 1, 2007, among the Company, the Guarantors, The Bank of New York, as First Lien Collateral Agent, and The Bank of New York, as Second Lien Collateral Agent

99.9	First Lien Guaranty, dated as of June 1, 2007, among the Guarantors and The Bank of New York, as Collateral Agent

99.10	Second Lien Guaranty, dated as of June 1, 2007, among the Guarantors and The Bank of New York, as Collateral Agent

99.11	Press release of the Company dated June 4, 2007